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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE IN THE REGISTRATION STATEMENTS ON FORM S-8 (NO. 333-104075, NO. 333-10421, NO. 333-86437, NO.
333-18137 AND NO. 333-28959), AND ON FORM S-3 (NO. 333-108723 AND NO.
333-108722) OF WESTERN WIRELESS CORPORATION OF OUR REPORT DATED MARCH 10, 2004 RELATING TO THE CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WHICH APPEARS IN THIS FORM 10-K.

PRICEWATERHOUSECOOPERS LLP

SEATTLE, WASHINGTON
MARCH 10, 2004